UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2023

MedTech Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39813	85-3009869
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

48 Maple Avenue, Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 391-1288

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one Redeemable Warrant	MTACU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	MTAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	MTACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 8, 2023, MedTech Acquisition Corporation (the “Company”) held a special meeting of its stockholders (the “Special Meeting”), at which holders of 7,154,021 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) (consisting of 7,154,020 shares of Class A Common Stock and 1 share of Class B Common Stock) were present in person or by proxy, representing 96.7% of the voting power of the Company’s Common Stock as of July 3, 2023 (the record date for the Special Meeting), and constituting a quorum for the transaction of business. The proposals listed below (individually a “Proposal” and, collectively, the “Proposals”) are described in more detail in the Company’s definitive proxy statement/prospectus (the “Proxy Statement”), which was filed with the U.S. Securities and Exchange Commission (the “SEC”) and mailed to stockholders on July 18, 2023.  Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings ascribed to such terms in the Proxy Statement.

Each Proposal voted upon at the Special Meeting was approved and the final voting results are indicated below. The final voting results for each Proposal were as follows:

1. The Business Combination Proposal:

For	Against	Abstain
7,135,003	19,016	2

2. The Charter Approval Proposal:

i.	Class A Common Stock
For	Against	Abstain
7,135,004	19,016	0

ii.	Class B Common Stock
For	Against	Abstain
1	0	0

iii.	Total Common Stock
For	Against	Abstain
7,135,005	19,016	0

3A. Governance Proposal 3A:

For	Against	Abstain
7,134,005	20,016	0

3B. Governance Proposal 3B:

For	Against	Abstain
7,135,005	19,016	0

3C. Governance Proposal 3C:

For	Against	Abstain
7,135,005	19,016	0

3D. Governance Proposal 3D:

For	Against	Abstain
7,135,005	19,016	0

3E. Governance Proposal 3E:

For	Against	Abstain
7,135,005	19,016	0

4. The Stock Plan Proposal:

For	Against	Abstain
7,135,000	19,021	0

5. The ESPP Proposal:

For	Against	Abstain
7,135,000	19,021	0

6. The Nasdaq Proposal:

For	Against	Abstain
7,135,005	19,016	0

7A. Director Nomination Proposal A:

i.	Anil Singhal

For	Withheld
7,135,005	19,016

ii.	Kerry Hicks

For	Withheld
7,135,005	19,016

iii.	Sean Murphy

For	Withheld
7,135,005	19,016

iv.	David Matlin

For	Withheld
7,135,005	19,016

v.	Mats Wahlström

For	Withheld
7,135,005	19,016

vi.	Andrew von Eschenbach

For	Withheld
7,135,005	19,016

vii.	Mary Szela

For	Withheld
7,135,005	19,016

viii.	Arjun Desai

For	Withheld
7,135,005	19,016

ix.	George Kelly Martin

For	Withheld
7,135,005	19,016

7B. Director Nomination Proposal B:

i.	David J. Matlin

For	Withheld
7,135,005	19,016

ii.	David L. Treadwell

For	Withheld
7,135,005	19,016

iii.	Christopher C. Dewey

For	Withheld
7,135,005	19,016

As there were sufficient votes to approve each of the above proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to stockholders.

Item 8.01 Other Events.

As described in the Proxy Statement, the Company provided holders of its shares of Class A Common Stock with the opportunity to have all or a portion of their shares redeemed for cash upon the closing of the Business Combination. In connection with the Special Meeting, holders of an aggregate of 890,499 shares of Class A Common Stock elected to exercise their right to redeem their shares for a pro rata portion of the funds in the Company’s trust account (the “Trust Account”). As a result, assuming the completion of the Business Combination, approximately $9.42 million (approximately $10.58 per redeemed share) will be removed from the Trust Account to pay such holders.

Based on the results of the Special Meeting, the Business Combination and the related transactions are expected to be consummated subject to the satisfaction or waiver of the closing conditions as described in the Proxy Statement. Following the consummation of the Business Combination, the common stock and warrants of the Combined Company are expected to begin trading on the Nasdaq Global Market under the symbols “TLSI” and “TLSIW,” respectively.

 Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the United States federal securities laws regarding the Company’s or TriSalus’ expectations, hopes, beliefs, assumptions, intentions or strategies regarding the future including, without limitation, statements regarding the anticipated timing of the completion of the Business Combination, the benefits of the proposed Business Combination, and the listing of the Combined Company’s securities on the Nasdaq Stock Market. These forward-looking statements generally are identified by words such as “intend,” “may,” “plan,” “will” and similar expressions or the negative or other variations of such statements. These statements are predictions, projections and other statements about future events that are based on various assumptions, whether or not identified in this Current Report on Form 8-K and on the current expectations of the Company’s and TriSalus’ respective managements and are not predictions of actual performance and, as a result, are subject to risks and uncertainties.

Many factors could cause actual results or developments to differ materially from those expressed or implied by such forward-looking statements, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; (ii) the risk that the Business Combination may not be completed by the Company’s business combination deadline; (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the satisfaction of the minimum cash amount following any redemptions by the Company’s public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third-party valuation in determining whether or not to pursue the Business Combination on the terms set forth in the Merger Agreement; (v) the failure to satisfy the conditions to the consummation of the private placement of a to-be-authorized class of preferred stock, par value $0.0001 per share, that will be designated as Series A Convertible Stock to close concurrently with the Business Combination and the resulting impact on the amount of capital available to the Company at the potential closing of the Business Combination; (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (vii) the receipt of an unsolicited offer from another party for an alternative transaction that could interfere with the Business Combination; (viii) the effect of the announcement or pendency of the Business Combination on TriSalus’ business relationships, operating results and business generally; (ix) the risk that the Business Combination disrupts current plans and operations of TriSalus; (x) the outcome of any legal proceedings that may be instituted against TriSalus or the Company related to the Merger Agreement or the Business Combination; (xi) the ability to maintain the listing of the Company’s securities on the Nasdaq; (xii) changes in business, market, financial, political and legal conditions; (xiii) unfavorable changes in the reimbursement environment for TriSalus’ products; (xiv) the ability of the Company or the combined company to raise additional financing in connection with the Business Combination or to finance its operations in the future; (xv) the ability to implement business plans, forecasts and other expectations after the completion of the Business Combination, and identify and realize additional opportunities; (xvi) costs related to the Business Combination; (xvii) the failure to realize the anticipated benefits of the Business Combination or to realize estimated pro forma results and the underlying assumptions, including with respect to estimated stockholder redemptions; and (xviii) other risks and uncertainties indicated from time to time in the Registration Statement, including those under the “Risk Factors” section therein and in the Company’s other filings with the SEC. The foregoing list of factors is not exclusive.

The Company’s other SEC filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and none of the Company, TriSalus, or any of their respective representatives assume any obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of the Company, TriSalus, or any of their respective representatives gives any assurance that either the Company or TriSalus will achieve its expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedTech Acquisition Corporation

Dated: August 9, 2023	By:	/s/ Christopher C. Dewey
		Name:	Christopher C. Dewey
		Title:	Chief Executive Officer